EXHIBIT 99.1


                   OFFSHORE SECURITIES SUBSCRIPTION AGREEMENT

THE SUBORDINATED CONVERTIBLE DEBENTURES (THE "DEBENTURES") AND THE WARRANT ISSUED AND SOLD PURSUANT TO THIS SUBSCRIPTION AGREEMENT (THE "WARRANT"), THE SHARES OF COMMON STOCK ISSUABLE UNDER SUCH INSTRUMENTS AND/OR THE SHARES OF COMMON STOCK REFERRED TO IN SECTION 5.6 BELOW (SUCH DEBENTURES, WARRANT AND SHARES ARE REFERRED TO HEREIN COLLECTIVELY AS, THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR UNDER THE LAWS OF ANY JURISDICTION IN RELIANCE UPON REGULATION S UNDER THE ACT. UNTIL THE FORTY-FIFTH (45TH) DAY AFTER ISSUANCE OF THE DEBENTURES WITH RESPECT TO 50% OF THE PRINCIPAL AMOUNT OF THE DEBENTURES AND THE SIXTIETH (60TH) DAY AFTER ISSUANCE OF THE DEBENTURES WITH RESPECT TO THE BALANCE OF SUCH PRINCIPAL AMOUNT AND AS OTHERWISE PROVIDED HEREIN OR IN THE DEBENTURES OR THE WARRANT, THE SECURITIES MAY NOT BE OFFERED , SOLD OR TRANSFERRED (INCLUDING ANY INTEREST THEREIN) IN THE UNITED STATES OR TO A "U.S. PERSON" (AS DEFINED IN REGULATION S PROMULGATED UNDER THE ACT) OR FOR THE ACCOUNT AND BENEFIT OF ANY U.S. PERSON, EXCEPT AS PROVIDED IN REGULATION S PROMULGATED UNDER THE ACT. ANY RESALE THEREAFTER MUST BE PURSUANT TO REGISTRATION UNDER THE ACT OR AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT, FURTHER, NEITHER THE PANDA PROJECT, INC. (THE "COMPANY") NOR ITS TRANSFER AGENT SHALL BE OBLIGATED TO REMOVE ANY LEGEND ON CERTIFICATES REPRESENTING SUCH SECURITIES UNLESS IT SHALL HAVE RECEIVED AN OPINION OF COUNSEL TO THE HOLDER OF ANY SUCH SECURITIES REASONABLY SATISFACTORY TO THE COMPANY AND ITS TRANSFER AGENT STATING THAT SUCH REMOVAL COMPLIES WITH THE REQUIREMENTS OF REGULATION S.

         THIS AGREEMENT is made as of the 2nd day of April, 1997, by and between The Panda Project, Inc., a Florida corporation (the "Company"), Dusseldorf Securities Limited ("Dusseldorf"), a corporation organized under the laws of The British Virgin Islands and the Purchasers set forth on Schedule 1 hereto (collectively "Purchasers", "Purchaser") and Loselle Greenawalt Kaplan Blair & Adler ("Escrow Agent"). Unless otherwise defined herein, capitalized terms used herein and not otherwise defined shall have the meanings given to them in Regulation S ('Regulation S") promulgated under the Act.

                                   WITNESSETH:

         WHEREAS in reliance upon the respective representations and warranties of the Company and Purchaser, and the terms and conditions hereinafter set forth, the Purchasers (in the principal amount set forth on Schedule 1 hereto) desire to acquire, and the Company desires to issue, $4,800,000 principal amount of the Company's 4% Subordinated Convertible Debentures due April 2, 1999 convertible into shares of common stock of the Company, $.01 par value ("Common Stock"), in the form of Exhibit "A" (the "Debentures") at the purchase price of U.S. $4,800,000 (the "Purchase Price"); and

         WHEREAS Dusseldorf will be issued, in exchange for certain placement services provided by Dusseldorf to the Company, a warrant (the "Warrant") to purchase 42,667 shares of the Company's Common Stock exercisable from forty-five
(45) days after the date hereof to five (5) years after the date hereof with an exercise price set forth in and otherwise in the form of Exhibit "B". The shares of the Company Common Stock issuable upon conversion of the Debentures or upon exercise of the Warrant are referred to herein as the "Shares."

         NOW, THEREFORE, in consideration of the premises and the respective covenants hereinafter set forth, the Company, Purchaser and Escrow Agent hereby agree as follows:

                        SALE AND PURCHASE OF SECURITIES.

         1.1 The Company agrees to sell to Purchasers and Purchasers hereby agree to purchase from the Company the Debentures set forth above and in the amount set forth opposite their names on Schedule 1 hereto. Such sale and purchase shall take place upon payment of the aggregate $4,800,000 Purchase Price for the Debentures by electronic transfer of immediately available funds to the Escrow Agent as follows:

         Name of Account: Loselle Greenawalt Kaplan Blair & Adler
                          IOLA Account,

         Bank: Chase Manhattan Bank

         ABA No. 021-000021

         Account No. 128074204665.

         The Company hereby acknowledges that it has been advised by the Escrow Agent that the Escrow Agent is representing Dusseldorf in the transaction contemplated by this Agreement but is acting herein solely as an Escrow Agent.

         1.2. At the closing (the "Closing"), the Company shall deliver the Debentures and the Warrant to the Escrow Agent. Upon delivery of the Debentures and Warrant, immediately available funds representing the Purchase Price shall be wire transferred by the Escrow Agent to a bank account or bank accounts specified by the Company. The Escrow Agent shall then deliver the Debentures to the Purchaser in accordance with the Purchaser's instructions and the Warrant to Dusseldorf in accordance with Dusseldorf's instructions. Closing shall occur no later than 10 days after the date of this Agreement.

         2. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY

         To the Company's knowledge, which for purposes of this Section 2. shall include all of its subsidiaries on a consolidated basis, except as set forth in the attached Schedule of Exceptions, the Company hereby represents, warrants and covenants to Purchaser and Dusseldorf that as of the date hereof and at the
Closing:


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                2.1. The Company has been duly organized, is validly existing and is in good standing under the laws of the State of Florida.

                2.2. The Company has full corporate right, power and authority to enter into this Agreement, perform its obligations hereunder and to sell the Debentures to the Purchaser and the Warrant to Dusseldorf. This Agreement, the Debentures and the Warrant are binding agreements and enforceable against the Company in accordance with their terms.

                2.3. The Company's public filings under the Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act") (collectively the "Disclosure Documents"), when read together, do not contain any untrue statement of any material fact or omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

                2.4 The Company's common stock is registered pursuant to Section 12(g) of the Exchange Act.

                2.5. The Company is, to the best of its knowledge and belief, in compliance in all material respects with all applicable laws and regulations of federal, state and local government agencies having jurisdiction over it other than non-compliance that would not have a material adverse effect on the Company.

                2.6. If the Debentures are converted into Shares and/or the Warrant is exercised, the Shares, when issued, will be duly authorized, validly issued, fully paid and non-assessable. Upon delivery to Purchaser of the Shares pursuant to the provisions of this Agreement and receipt of payment therefor, Purchaser will acquire valid title in said Shares, free and clear of all liens, encumbrances, restrictions, claims and commitments of every kind, except for restrictions arising under federal, state, local and foreign securities laws or as set forth in this Agreement or the Debenture.

                2.7. Neither the execution or delivery of this Agreement nor the performance by the Company of the transactions contemplated herein violates any provision of law applicable to the Company or conflicts with or will result in a breach or termination of any provision of, or constitutes a default, or will result in the creation of any lien, charge or encumbrance upon any of the property or assets of the Company under the Company's Articles of Incorporation (subject to the total authorized number of shares of Common Stock therein and any increase in such authorized number as may be necessary to provide for the conversion of the Debentures and exercise of the Warrant) or By-Laws, mortgage, deed of trust, indenture or other material agreement or instrument, or any order, judgment, decree, statute, regulation or any other restriction of any governmental authority to which the Company is a party or by which any of the assets of the Company may be bound with or without the giving of notice, the passage of time or both, except with respect to applicable laws affecting creditors' rights.

                2.8. (i) The Company is a Reporting Issuer. The Company is in full compliance, to the extent applicable, with all reporting obligations under
Section 13(a) or 15(d) of the Exchange Act.


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


                       (ii) The Company has not offered the Debentures, the Warrant or the Shares to any person in the "United States" (hereinafter, as defined under Regulation S) or to any identifiable groups of U.S. citizens abroad or to any U.S. Person.

                       (iii) At the time the buy order was originated, the Company and/or its agent reasonably believed the Purchaser was outside of the United States and was not a U.S. Person.

                       (iv) The Company and/or its agent believe that the transaction has not been prearranged with a buyer in the United States.

                       (v) In regard to this transaction, the Company has not nor to its knowledge has any affiliate or person acting on behalf of itself or the Company conducted any "directed selling efforts" as that term is defined in Rule 902 of Regulation S nor has the Company conducted any general solicitation relating to the offer and sale of the Debentures, the Warrant or the Shares to persons resident within the United States or elsewhere.

                       (vi) The sale of the Debentures, the Warrant and the Shares are not part of a plan or scheme to evade the registration requirements of the Act. The Company believes that the Purchase Price is reasonable after consideration of the applicable restricted period under Regulation S, the historical volatility of the market price of the Common Stock of the Company, the current financial condition of the Company, the dilution represented by the sale of the Debentures, the Warrant, the Shares and any other sales of debentures, warrant or shares of the Common Stock of the Company occurring concurrently herewith, current stock market conditions and other relevant information concerning the Company.

3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF PURCHASER

         The Purchaser and only Dusseldorf with respect to the Warrant and the Shares referred to in Section 5.6 (collectively for purposes of this Section 3, the "Purchaser") hereby represent, warrant and covenant to the Company that as of the date hereof and at the Closing:

                 3.1. The Purchaser understands and acknowledges that the Securities (as defined in the legend at the beginning of this Agreement) acquired pursuant to this Agreement have not been registered under the Act, and are being sold in reliance upon an exemption from registration afforded by Regulation S promulgated under the Act; and that the Securities have not been registered with, passed on, reviewed or recommended by any state or foreign securities commission or authority. The Purchaser: (i) will not, during the applicable restricted period under Regulation S (the "Restricted Period"), offer, sell, pledge or otherwise transfer the Securities in the United States, or to a U.S. Person or for the account or benefit of a U.S. Person; (ii) will, during the Restricted Period, offer, sell, pledge or otherwise transfer the Securities only in accordance with Rules 903 or 904 of Regulation S under the Act, pursuant to registration under the Act or pursuant to an available exemption from the registration requirements of the Act (and based upon an opinion of counsel to such Purchaser which is satisfactory to the Company if the Company so requests), and in accordance


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

with all applicable state and foreign securities laws; and (iii) will, after the expiration of the Restricted Period, offer, sell, pledge or otherwise transfer the Securities (or create or maintain any derivative position equivalent thereto only pursuant to registration under the Act or an available exemption therefrom (and based upon an opinion of counsel to such Purchaser which is satisfactory to the Company if the Company so requests) and, in any case, in accordance with all applicable federal, state and foreign securities laws. The Company will not honor or register and will not be obligated to honor or register any transfer in violation of these provisions.

                 3.2. (i) The Purchaser is not a U.S. Person and is not acquiring the Securities for the account or benefit of any U.S. Person; (ii) if a corporation, it is not organized or incorporated under the laws of the United States; (iii) if a corporation, no director or executive officer is a national or citizen of the United States; and (iv) it is not otherwise deemed to be a U.S. Person.

                 3.3. The Purchaser was not formed specifically for the purpose of acquiring the Securities purchased pursuant to this Agreement. At the time the offer and buy orders for the Securities were originated, including, without limitation, at the time Purchaser executed and delivered this Agreement and otherwise subscribed for or agreed to purchase the Securities Purchaser was located outside the United States. The transactions contemplated by this Agreement have not been pre-arranged with a buyer located in the United States or with a U.S. Person, and are not part of a plan or scheme on the part of Purchaser, any of its affiliates or any person acting on its or their behalf, to evade the registration requirements of the Securities Act.

                 3.4. The Purchaser acknowledges that it has, either alone and/or through its agents, been afforded access to all material information concerning the Company and has received responses to all questions specifically posed to the Company relevant to Purchaser's decision to acquire the Securities. Without limiting the foregoing, it has alone and/or through its agents, had adequate opportunity to ask questions of and receive answers from, responsible officers and/or directors of the Company and to conduct any other investigation it deems necessary and appropriate concerning the acquisition of the Securities. Except as set forth herein, the Company has made no representations or warranties to Purchaser which have induced, persuaded or stimulated it to subscribe for and acquire the Securities hereunder.

                 3.5 The Purchaser has received copies of the following Disclosure Documents: The Company's Form 10-K for the year ended March 31, 1996 as filed with the Securities and Exchange Commission, the Proxy Statement for Annual Meeting of Stockholders held on August 16, 1996 and its quarterly report on Form 10-Q for the quarter ended December 31, 1996 and the Company has made available to the Purchaser all other public documents filed with the Commission which have been requested by Purchaser. The Purchaser has received and is familiar with the risk factors contained in the Company's Form 10-K for the year ended March 31, 1996 and the Company's Registration Statement on Form S-3 (Registration No. 333-14931).

                 3.6. The Purchaser acknowledges that the Company is relying upon the truth and accuracy of the representations, warranties and covenants of Purchaser made herein in selling the Securities hereunder without registration and in reliance upon Regulation S promulgated under the Act. It is


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

familiar with Regulation S and has consulted with legal counsel familiar with Regulation S in connection with this transaction.

                 3.7. The Purchaser has been duly organized, is validly existing and is in good standing under the laws of the jurisdictions set forth on
Schedule 1 hereto, was not formed for the express purpose of acquiring the Securities, and if a corporation, all corporate action on its part, necessary for the authorization, execution, delivery and performance of Purchaser's obligations under this Agreement has been or shall be taken prior to the closing of this transaction, and this Agreement, when executed and delivered, shall constitute a valid and legally binding obligation of the Purchaser enforceable against Purchaser in accordance with its terms.

                 3.8. The Purchaser is purchasing the Securities for its own account, not with a view to any distribution thereof and not for the account or benefit of a U.S. Person, and no other person has any interest in or participation in the Securities or any right, option, security interest, pledge or other interest in or to the Securities. It understands, acknowledges and agrees it must bear the economic risk of its investment in the Securities for an indefinite period of time and that prior to any offer or sale of such securities, the Company may require, as a condition to effecting a transfer of the Securities, an opinion of counsel to Purchaser acceptable to the Company, as to the registration or exemption therefrom under the Act. It also understands that the Company is under no obligation to register the Securities on behalf of Purchaser or Dusseldorf or to assist it in complying with any exemption from registration except as provided herein.

                 3.9. The offer leading to the sale evidenced hereby was made in an "offshore transaction", for purposes of Regulation S. At the time of the origination of contact concerning this Agreement and the date of the execution and delivery of this Agreement, Purchaser was outside the United States.

                 3.10. Neither the Purchaser nor any affiliate of the Purchaser or any person acting on its behalf, has made or is aware of any or will make any "directed selling efforts" (as defined in Regulation S) in the United States or any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the securities being purchased hereby. Purchaser and its affiliates and agents have complied and will comply with the "offering restrictions" requirements of Regulation S in making offers and sales of the Securities.

                 3.11. Except as set forth in the Agreement, no representations or warranties have been made to the Purchaser by the Company, the officers or directors of the Company, or any agent, employee or affiliate of any of them, and in entering into this transaction the Purchaser is not relying upon any other information, and the results of its own independent investigation. The Purchaser, in making the decision to purchase the Securities, has relied upon independent investigations made by it and has not relied on any information or representations made by third parties and the Buyer believes that the Purchase Price is reasonably related to the Restricted Period, the historical volatility of the market price of the Common Stock of the Company, the current financial condition of the Company, the dilution represented by the sale of the Securities and any other sales of debentures, warrants or shares of the Common Stock of the Company occurring concurrently herewith, current stock market


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conditions and other relevant information concerning the Company. The Purchaser acknowledges that it is a sophisticated investor, that it has invested in other Regulation S transactions by other issuers, and that an investment in the Securities involves a high degree of risk.

                 3.12. If the Purchaser is a corporation or trust or other entity, the officer or trustee or other person executing this Agreement represents and warrants that he or she is duly authorized to so sign this Agreement and to consummate the transactions contemplated hereby and that Purchaser is authorized by its governing documents to make this investment. Purchaser has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Securities, and it is able to bear the economic risk of losing up to the entire amount of its investment therein.

                 3.13. The Purchaser consents to the Company placing an appropriate stop transfer order against the certificate representing the Debentures and acknowledges that such certificates will bear a legend in substantially the following form:

         THIS SUBORDINATED CONVERTIBLE DEBENTURE (THE "DEBENTURE") DEBENTURE AND THE SHARES OF COMMON STOCK ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR UNDER THE LAWS OF ANY OTHER JURISDICTION, IN RELIANCE UPON REGULATION S UNDER THE ACT. UNTIL THE FORTY-FIFTH (45TH) DAY AFTER ISSUANCE OF THE DEBENTURES WITH RESPECT TO 50% OF THE PRINCIPAL AMOUNT OF THE DEBENTURES AND THE SIXTIETH (60TH) DAY AFTER ISSUANCE OF THE DEBENTURES WITH RESPECT TO THE BALANCE OF SUCH PRINCIPAL AMOUNT, AND AS OTHERWISE PROVIDED HEREIN, AFTER THE SALE OF THIS DEBENTURE PURSUANT TO REGULATION S IS COMPLETED, NEITHER THIS CONVERTIBLE DEBENTURE NOR THE SHARES ISSUABLE HEREUNDER MAY BE OFFERED, SOLD OR TRANSFERRED (INCLUDING ANY INTEREST THEREIN) IN THE UNITED STATES OR TO A "U.S. PERSON" (AS DEFINED IN REGULATION S PROMULGATED UNDER THE ACT) OR FOR THE ACCOUNT OR BENEFIT OF ANY U.S. PERSON, EXCEPT AS PROVIDED IN SAID REGULATION S. ANY RESALE THEREAFTER MUST BE PURSUANT TO REGISTRATION UNDER THE ACT OR AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT. NEITHER THE PANDA PROJECT, INC. (THE "CORPORATION") NOR ITS TRANSFER AGENT SHALL BE OBLIGATED TO REMOVE THIS LEGEND UNLESS IT SHALL HAVE RECEIVED AN OPINION OF COUNSEL TO HOLDER REASONABLY SATISFACTORY TO THE CORPORATION AND ITS TRANSFER AGENT STATING THAT SUCH REMOVAL COMPLIES WITH THE REQUIREMENTS OF REGULATION S.

                 3.14. In connection with the issuance of the Warrants and the Shares issuable upon the exercise of the Warrants, the Dusseldorf consents to the Company placing an appropriate stop transfer order against such Warrant and agrees to satisfy the following requirements as set forth in


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Rule 902(m) of Regulation S: (i) Each Warrant shall bear a legend stating that the Warrant and the securities to be issued upon its exercise have not been registered under the Act and that the Warrant may not be exercised by or on behalf of any U.S. Person unless registered under the Act or an exemption from such registration is available; (ii) each person exercising a Warrant will be required to give: (A) written certification that is not a U.S. Person and the Warrant is not being exercised on behalf of a U.S. Person; or (B) a written opinion of counsel acceptable to the Company to the effect that the Warrant and Shares delivered upon exercise thereof have been registered under the Act or are exempt from registration thereunder; and (iii) Dusseldorf shall agree to be bound by procedures to ensure that the Warrant may not be exercised within the United States and that the securities may not be delivered within the United States upon exercise, other than in offerings deemed by counsel to the Company to meet the definition of "offshore transaction" pursuant to paragraph (i)(3) of Rule 902 of Regulation S, unless registered under the Act or an exemption from such registration is available. The Company will not honor or register and will not be obligated to honor or register any transfer in violation of these provisions.

                 3.15. Neither the Purchaser nor any of its affiliates directly or indirectly have within the past ninety (90) days nor will such persons directly or indirectly enter into any short selling of any equity security of the Company (including without limitation, the Common Stock) or any hedging transaction with respect to any equity security of the Company, including without limitation, puts, calls, or other option transactions, option writing and equity swaps.

4. APPOINTMENT OF ESCROW AGENT

                 4.1. The Company, Purchaser and Dusseldorf hereby appoint the Escrow Agent and the Escrow Agent hereby accepts its appointment as Escrow Agent pursuant to the terms and conditions hereinafter set forth.

                 4.2. The Company shall issue the Debenture and the Warrants with the appropriate Regulation S legend thereon, in the name of the Purchaser, and deliver the Debenture and the Warrants to the Escrow Agent. Escrow Agent shall hold the Debenture and the Warrants until it receives, by wire transfer as hereinbefore set forth, the Purchase Price. Upon receipt of the Purchase Price, Escrow Agent shall disburse the Purchase Price in accordance with instructions it receives from the Company. Escrow Agent shall simultaneously therewith, deliver the Debenture and the Warrants to the Purchaser and Dusseldorf, respectively, pursuant to their instructions or with respect to the Debenture, should Dusseldorf received written instructions for reissuance of the Debenture in the respective principal amount of Dusseldorf's designated accounts, the Escrow Agent shall deliver such instructions and the Debenture to the Company within 10 days of the closing for reissuance to Dusseldorf and such accounts as set forth in such instructions.

                 4.3. It is understood and agreed by the parties to this Agreement as follows:

                 (a) The Escrow Agent is not and shall not be deemed to be a trustee for any party for any purpose and is merely acting as a depository and in a ministerial capacity hereunder with the limited duties herein prescribed.


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                 (b) The Escrow Agent does not have and shall not be deemed to have any responsibility in respect of any instruction, certificate or notice delivered to it other than faithfully to carry out the obligations undertaken in this Agreement and to follow the directions in such instruction or notice provided in accordance with the terms hereof.

                 (c) The Escrow Agent is not and shall not be deemed to be liable for any action taken or omitted by it in good faith and may rely upon, and act in accordance with, the advice of its counsel without liability on its part for any action taken or omitted in accordance with such advice. In any event, its liability hereunder shall be limited to liability for gross negligence, willful misconduct or bad faith on its part.

                 (d) The Escrow Agent may conclusively rely upon and act in accordance with any certificate, instruction notice, letter, telegram, cablegram or other written instrument believed by it to be genuine and signed by the Company and Purchaser.

                 (e) The Company and Purchaser agree to hold harmless, indemnify and defend the Escrow Agent for, from and against any loss, damage, liability, judgment, cost and expense whatsoever, including attorney's fees, suffered or incurred by it by reason of, or on account of, any misrepresentation made to it or as to its status or activities as Escrow Agent under this Agreement except for any loss, damage, liability, judgment, cost or expense resulting from gross negligence, willful misconduct or bad faith on the part of the Escrow Agent.

                 (f) The Escrow Agent shall not be required to defend any legal proceeding which may be instituted against it in respect of the subject matter of this Agreement. If any such legal proceeding is instituted against it, the Escrow Agent agrees promptly to give notice of such proceeding to the Company and Purchaser. The Escrow Agent shall not be required to institute legal proceedings of any kind.

                 (g) The Escrow Agent shall not, by act, delay, omission or otherwise, be deemed to have waived any right or remedy it may have either under this Agreement or generally, unless such waiver be in writing, and no waiver shall be valid unless it is in writing, signed by the Escrow Agent, and only to the extent expressly therein set forth. A waiver by the Escrow Agent under the terms of this Agreement shall not be construed as a bar to, or waiver of, the same or any other such right or remedy which it would otherwise have on any other occasion.

                 (h) The Escrow agent may refrain from taking any action other than keeping all property held by it in escrow if it is uncertain concerning its duties or rights under this Escrow Agreement or receives claims or demands from any person or entity or receives a final judgment by a court of competent jurisdiction if it deems that necessary or advisable.

5. MISCELLANEOUS.

                 5.1. The terms and conditions of this Agreement shall inure to the benefit of and be binding


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upon the respective successors and assigns of the parties hereto. Nothing in this Agreement, express or implied is intended to confer upon any party, other than the parties hereto, and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

                 5.2. Any notice under the provisions of this Agreement shall be given in writing and delivered by hand, overnight courier or messenger service, against signed receipt or acknowledgment of receipt, or by registered or certified mail, return receipt requested, or telecopier or similar means of communication if receipt is confirmed or if transmission is confirmed by mail as provided in this paragraph 5.2, to the Purchaser at its address set forth above and/or its telecopier number set forth on the signature page hereof or to the Company at its address set forth above and/or its telecopier number set forth on the signature page hereof, or to the Escrow Agent at its address set forth above and/or its telecopier number set forth on the signature page hereof. Any party may by like notice, change the address to which notice should be given. This Agreement and the Debentures and Warrant may be executed by the parties hereto by exchange of signatures by telecopier or similar means in the manner provided herein.

                 5.3 This Agreement shall be governed by and construed in accordance with the laws of the state of Florida.

                 5.4 This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                 5.5 The warranties and representations of the Company and the Purchaser contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the closing hereunder.

                 5.6 The Company agrees to pay Dusseldorf a fee in the amount of 8% of $4,800,000, equal to a fee of $384,000 whereof $192,000 will be paid in cash out of Escrow on the date of closing, and the remaining $192,000 will be paid by the Company issuing 30,918 shares of common stock registered on Form S-8 or Form S-3 (provided a form S-3 is filed with the SEC no later than 30 days after the date of closing). Dusseldorf undertakes not to sell such shares registered under such registration statement for a period of, at a minium, four
(4) months after the date of execution of the Subscription Agreement.

                 5.7 The Company represents and warrants that it is not at present engaged in discussions, and will not be so engaged through August 31, 1997 with any persons, except Dusseldorf, for the placement of any equity financing for the Company pursuant to a Regulation S or offshore (outside North America) Regulation D offering and the Company will not be permitted to issue any of its equity securities (or instruments convertible into or exercisable for equity securities) in any Regulation S or offshore (outside North America) Regulation D offering except to Dusseldorf or the Purchasers or other parties contacted by Dusseldorf in a period from today's date until August 31, 1997. For the period August 31, 1997 until February 28, 1998, the Company shall give Dusseldorf fifteen (15) business days prior written notice ("Company Notice") of its intention to conduct any Regulation S


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or offshore Regulation D offering and Dusseldorf shall have right of first refusal with respect to any such offerings. If Dusseldorf declines to exercise its rights of first refusal, or fails to do so within the prescribed time periods, the Company may proceed with the proposed offering on the terms described in the Company Notice. Nothing in this section shall be deemed to prevent the Company from conducting, of onshore Regulation D offerings or an offshore offering to a strategic major corporate investor.

                 5.8. In the event that the Securities and Exchange Commission amends Regulation S under the Act to increase the 40-day restricted period under Regulation S (the "Amendment"), the Amendment is effective within 45 days of the date hereof, and the Amendment extends the holding period applicable to the Shares underlying the Debentures and the Warrant held by the Purchaser and Dusseldorf then, upon receipt of a written request by the Company from the Purchaser to effect registration of the Shares, the Company shall, subject to the limitations set forth below, within thirty (30) days, use reasonable efforts to file a registration statement covering all Shares that the Purchaser has requested to be registered. The Company may require each Purchaser and Dusseldorf as a condition of participating in such registration to execute and deliver a letter in the form of Exhibit C. The Company shall not be obligated to effect, or take any action to effect, any such registration under this section
5.8 if (i) in the good faith judgment of the Board of Directors of the Company such registration would adversely affect the Company and the Board of Directors concludes, as a result, that it is essential to defer the filing of such registration statement at such time, and (ii) the Company shall furnish to the Purchaser a certificate signed by the President or the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would adversely affect the Company for such registration statement to be filed in the near future and that it is, therefore, essential to defer the filing of such registration statement, then the Company shall have the right to defer such filing for the period during which such filing would adversely affect the Company, provided that the Company may not defer the filing for a period of more than one hundred and eighty (180) days after the receipt of the request by the Purchaser. The registration statement filed pursuant to the request of the Purchaser may include other securities of the Company, with respect to which registration rights have been granted, and may include securities of the Company being sold for the account of the Company. The Company shall not be required to effect a registration pursuant to this Section 5.8 on more than one occasion, but shall be required to keep the registration statement effective until all shares are sold or can be sold pursuant to Rule 144(k) under the act, or to cause any registration of the Debentures or the Warrant. In addition, the Company shall not be obligated to effect, or to take any action to effect, any such registration during the period starting with the date sixty
(60) days prior to the Company's good faith estimate of the date of filing of, and ending on a date one hundred twenty (120) days after the effective date of, a registration statement otherwise filed by the Company covering shares newly issued by the Company or held by selling shareholders, or both; provided that the Company is actively employing in good faith all reasonable efforts to cause such prior registration statement to become effective.

                 5.9 Except as herein provided, any provision of this Agreement may be amended or waived by a written instrument signed by the parties hereto.


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

IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals as of the date and year first written above.

Country in which this Agreement is executed by Purchaser:

                                  Dusseldorf Securities Limited

                                  By: _______________________________________
                                  Name:                                Title:

                                  Telecopier: No.:___________________________

                                  ___________________________________________

                                  By: _______________________________________
                                  Name:                                Title:

                                  Telecopier No.:____________________________

                                  ___________________________________________

                                  By:________________________________________
                                  Name:                                Title:

                                  Telecopier No.:____________________________

                                  ___________________________________________

                                  By:________________________________________
                                  Name:                                Title:

                                  The Panda Project, Inc.

                                  By:
                                     ----------------------------------------
                                  Name:                                Title:

                                  Telecopier No.: ___________________________

                                  Loselle Greenawalt Kaplan Blair & Adler

                                  By:
                                      ---------------------------------------
                                                      (Escrow Agent)

                                  Telecopier No.: (212) 986-6852



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